                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2001
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


          Delaware                       333-63602              74-2440850
--------------------------------------------------------------------------------
      (State or other                   (Commission           (IRS Employer
       jurisdiction of                   File Number)       Identification No.)
       incorporation)


               101 Hudson Street, 33rd Floor
                     Jersey City, NJ                              07302
------------------------------------------------------------------------------
          (Address of principal executive offices)               Zip Code


           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $558,721,100 in aggregate principal amount Class A1, Class A2, Class A3, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-18A on November 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 26, 2001, as supplemented by the Prospectus Supplement, dated November 26, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $561,705,599 as of November 30, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.









--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               1.1 Terms Agreement, dated November 26, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of November 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2001, between Lehman Brothers Bank FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Reconstituted Servicing Agreement, dated as of November 1, 2001, among Wells Fargo Home Mortgage, Inc., Lehman Brothers Banc FSB, JPMorgan Chase Bank and Aurora Loan Services Inc.

               99.3 Seller's Warranties and Servicing Agreement, dated as of March 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM 2001-W02).

               99.4 Seller's Warranties and Servicing Agreement, dated as of July 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM 2001-W20).

               99.5 Seller's Warranties and Servicing Agreement, dated as of September 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM 2001-W34).

               99.6 Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM 2001-W42).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION


                                               By: /s/ Stanley P. Labanowski
                                                   -----------------------------
                                               Name:  Stanley P. Labanowski
                                               Title: Senior Vice President

Date: December 17, 2001

                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated November 26, 2001, between Structured Asset
                          Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of November 1, 2001, among Structured Asset
                          Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
                          Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of November 1,
                          2001, between Lehman Brothers Bank FSB, as Seller, and Structured
                          Asset Securities Corporation, as Purchaser.

99.2                      Reconstituted Servicing Agreement, dated as of November 1, 2001, among
                          Wells Fargo Home Mortgage, Inc., Lehman Brothers Banc FSB, JPMorgan Chase Bank
                          and Aurora Loan Services Inc.

99.2                      Reconstituted Servicing Agreement, dated as of November 1, 2001, among
                          Wells Fargo Home Mortgage, Inc., Lehman Brothers Banc FSB, JPMorgan Chase
                          Bank and Aurora Loan Services Inc.

99.3                      Seller's Warranties and Servicing Agreement, dated as of March 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM
                          2001-W02).

99.4                      Seller's Warranties and Servicing Agreement, dated as of July 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM
                          2001-W20).

99.5                      Seller's Warranties and Servicing Agreement, dated as of September 1,
                          2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB
                          (WFHM 2001-W34).

99.6                      Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB (WFHM
                          2001-W42).


